United States
                       SECURITIES AND EXCHANGE COMISSION
                             WASHINGTON, D.C.20549

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTIONM13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) AUGUST 25, 2004.
                                                        ----------------


                          HEALTH DISCOVERY CORPORATION
                          ----------------------------
             (Exact name of registrant as specified in its charter)



             TEXAS                    333-62216                74-3002154
             -----                    ---------                ----------
 (State or other jurisdiction   (Commission File Number)      (IRS Employer
       of incorporation)                                    Identification No.)

                  1116 S. OLD TEMPLE ROAD LORENA, TEXAS 76655
                  -------------------------------------------
              (Address of principal executive offices) (Zip Code)


            Registrant's telephone number, including area code 512-583-4500
                                                               ------------


           (Former name or former address, if changed since last report)

ITEM 8.01. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On the 25th day of August, 2004 the Court of Appeals for the Tenth District of the State of Texas granted Health Discovery Corporation's Appeal of an order denying a temporary injunction against Respondents Bill G. Williams, Shirley K. Williams, and Automated Shrimp Corporation and entered the following order.

"Because we find that the trial court abused its discretion in failing to preserve the status quo pending a trial of the issue, we reverse the order and remand the cause with instructions to issue a temporary injunction."

The terms of the courts Temporary injunction to preserve the status quo until judgment are:

      "Bill G. Williams, Shirley K. Williams, and Automated Shrimp Corporation, their agents, servants, employees, affiliates, any person or entity they control, and any person acting in concert with them are hereby commanded to desist and refrain from selling or otherwise transferring or disposing of any share of stock of Health Discovery Corporation until the judgment in Cause No. 2004-1188-3, pending in the 74th District Court of McLennan County, Texas, becomes final; and Bill G. Williams, Shirley K. Williams, and Automated Shrimp Corporation, their agents, servants, employees, affiliates, any person or entity they control, and any person acting in concert with them are hereby further commanded to deposit into the registry of the 74th District Court of McLennan County, Texas, all shares of Health Discovery Corporation now owned or held by them, or any of them, whether as share certificates or in a "street name," such shares to be held in the registry of the Court until the judgment in Cause No. 2004-1188-3, pending in the 74th District Court of McLennan County, Texas, becomes final and then subject to further order of the Court.

      Costs of this appeal are assessed against Bill G. Williams, Shirley K. Williams, and Automated Shrimp Corporation."

                                   SIGNATURES

      In accordance with the requirement of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    Health Discovery Corporation
                                    Registrant

      Date: August 26, 2004         /s/ David Cooper
                                    ------------------------------------
                                    Printed Name: David Cooper
                                    Title: President

      Date: August 26, 2004         /s/ Robert S. Braswell IV
                                    ------------------------------------
                                    Printed Name: Robert S. Braswell IV
                                    Title: Secretary